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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 March 30, 2004


                         Commission File Number 1-13873

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                                 STEELCASE INC.



        Michigan                                         38-0819050
(State of incorporation)                    (IRS employer identification number)

          901 44th Street SE
        Grand Rapids, Michigan                                        49508
(Address of principal executive offices)                            (Zip code)


                                 (616) 247-2710

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ITEM 12. Results of Operations and Financial Condition

On March 29, 2004, Steelcase Inc. ("the Company") reported its fourth quarter fiscal 2004 results and is furnishing the earnings release as Exhibit 99.1 attached hereto. Members of the public are invited to listen to the Company's webcast conference call and view the accompanying presentation slides on Tuesday, March 30, 2004 at 11:00 a.m. EDT through the link at www.steelcase.com. The presentation slides will be available at www.steelcase.com shortly before and during the webcast. A replay of the webcast, including presentation slides, can also be accessed through the Company's website through April 30, 2004.

The earnings release contains various non-GAAP financial measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows of the Company. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation within the earnings release of all non-GAAP financial measures to the most directly comparable GAAP financial measure.

For each non-GAAP financial measure presented in the earnings release, the measure is presented because management uses this information to monitor and evaluate financial results and trends. The non-GAAP financial measures used within the Company's earnings release include:

     -- The percentage change in fourth quarter and year-to-date consolidated revenue versus the percentage change in the same periods in the prior year excluding the impact of the extra week in the prior fiscal year;

     -- Fourth quarter revenue by segment versus the same quarter last year excluding the impact of the extra week in the fourth quarter of the prior year.

Management believes this information is useful for investors because the extra week in the prior year had a significant impact on the Company's results, and disregarding the extra week would inappropriately distort the year over year and quarter over quarter comparisons.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.



                                  EXHIBIT INDEX


     Exhibit
      Number       Description
     -------       -----------

       99.1        Earnings Release - Fourth Quarter Ended February 28, 2004


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                       STEELCASE INC.

Date: March 30, 2004

                                                    /S/ JAMES P. KEANE
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                                                       James P. Keane
                                                   Senior Vice President
                                                and Chief Financial Officer
                                                (Duly Authorized Officer and
                                                Principal Financial Officer)